UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2007

CARE INVESTMENT TRUST INC.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

001-33549 (Commission File Number)	38-3754322 (I.R.S. Employer Identification No.)

505 Fifth Avenue, 6th Floor, New York, New York (Address of principal executive offices)	10017 (zip code)

(212) 771-0505
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02 Results of Operations and Financial Condition.

On November 12, 2007, Care Investment Trust Inc. (the “Company”) issued a press release reporting its results for the quarter ended September 30, 2007 and for the period from June 22, 2007 (commencement of operations) to September 30, 2007 and held a conference call to discuss these results. The press release, which is attached as Exhibit 99.1, the transcript of the conference call, which is attached as Exhibit 99.2, and the information included in Item 7.01 of this Form 8-K are incorporated herein by reference.

The information in the earnings release, the transcript and the information in this Item 2.02 are “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references such information.

The earnings release and the transcript contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations of the non-GAAP financial measures to the most comparable GAAP financial measures set forth in the earnings release on the reconciliation schedules attached to the earnings release.

Item 7.01 Regulation FD Disclosure

On November 12, 2007, the Company issued a press release announcing its results for the quarter ended September 30, 2007 and for the period from June 22, 2007 (commencement of operations) to September 30, 2007 and held a conference call to discuss these results. The press release, which is attached as Exhibit 99.1, the transcript of the conference call, which is attached as Exhibit 99.2, and the information included in Item 2.02 of this Form 8-K are incorporated herein by reference.

The information in the press release, the transcript and in this Item 7.01 is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed or furnished as part of this Report to the extent described in Item 2.02 and Item 7.01.

Exhibit No.	Description of Document
99.1	Press Release of Care Investment Trust Inc., dated November 12, 2007
99.2	Transcript of Earnings Conference Call held on November 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2007	CARE INVESTMENT TRUST
	By:	/s/ Robert O’Neill
		Name:	Robert O’Neill
		Title:	Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Care Investment Trust Inc., dated November 12, 2007
99.2	Transcript of Earnings Conference Call held on November 12, 2007